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                                                                    EXHIBIT 99.4

                          ALLIED RESEARCH CORPORATION

                          2001 EQUITY INCENTIVE PLAN

Section 1.     Purpose

         Allied Research Corporation has established this Allied Research Corporation 2001 Equity Incentive Plan to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make or are expected to make important contributions to the Company, its Subsidiaries or Affiliates, by providing such persons with equity ownership opportunities and performance-based incentives thereby better aligning the interests of such persons with those of the Company's stockholders.

Section 2.     Effective Date

         The Plan shall become effective as of January 1, 2001, subject, however, to the approval of the Plan by the stockholders of the Company at the next annual meeting of stockholders within twelve (12) months following the date of adoption of the Plan by the Board.

Section 3.     Definitions

           3.1. "Act" means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall be deemed to include any successor provision.

           3.2. "Affiliates" means any entity of which at least twenty percent (20%) of the equity interest is held directly or indirectly by the Company or a Subsidiary.

           3.3. "Award" means any award granted under the Plan.

           3.4. "Board" means the Board of Directors of the Company.

           3.5. "Change of Control" means any one of the following events:

                3.5.1. a Person becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing twenty percent (20%) or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company's then outstanding voting securities. For purposes hereof, a "Person" shall exclude the Company or any of its Subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities, or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company; or

                3.5.2. the following individuals cease to constitute a majority of the number of Board directors then serving: individuals who, on the Plan's effective date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote
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                 of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved; or

                 3.5.3. the Company's stockholders approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company pursuant to applicable stock exchange requirements, other than
                 (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                 (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) of the Company's securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates); or

                 3.5.4. the Company's stockholders approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least seventy percent (70%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

           3.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and all regulations promulgated thereunder. Any reference to a specific provision of the Code shall be deemed to include any successor provision.

           3.7. "Committee" means a committee of the Board, consisting of not less then two (2) directors, each member of which shall qualify as a "nonemployee director" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Code Section 162(m).

           3.8. "Company" means Allied Research Corporation and any successor thereto.

           3.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision.

           3.10. "Fair Market Value" means the closing price for a share of Stock on the relevant date on the principal exchange on which the Stock is then traded.

           3.11. "Option" means a right to purchase a share of Stock.

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           3.12. "Participant" means any eligible individual who is granted an
Award hereunder. Following a Participant's death, the term "Participant" shall mean any person, including the Participant's estate, which holds the Award following the Participant's death.

           3.13. "Performance Goals" means goals established by the Committee that relate to one or more of the following: revenues, revenue per share, earnings before interest, depreciation, taxes and amortization ("EBITDA"), EBITDA per share, return on stockholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added, and with respect to Participants who are not Section 16 Participants, such other goals as may be established by the Committee in its discretion.

           3.14. "Person" means person as defined in Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) thereof.

           3.15. "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

           3.16. "Section 16 Participants" means those Participants who are subject to the provisions of Section 16 of the Exchange Act.

           3.17. "Stock" means a share of Common Stock of the Company, par value $0.10 per share, as may be adjusted for any stock splits.

           3.18. "Subsidiaries" means any entity of which at least fifty percent (50%) of the equity interest is held directly or indirectly by the Company within the meaning of Code Section 424.

           3.19. "Ten Percent Stockholder" means an individual who owns stock possessing ten percent (10%) or more of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code Section 422.

Section 4.     Administration

           4.1. Committee. The Plan will be administered by a Committee appointed by the Board. If at any time the Committee shall not be in existence, the Board shall administer the Plan. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Section 16 Participants. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

           4.2. Committee Responsibilities. Subject to the terms of the Plan and applicable law, the Committee shall have full discretionary power and authority to: (a) interpret and administer the Plan and any instrument or agreement relating to, or made under, the Plan; (b) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (c) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of

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the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

Section 5.     Eligibility and Participation

         The Committee shall select Participants from among the employees and directors of the Company and its Affiliates, as the Committee may designate from time to time. The Committee shall consider such factors as it deems appropriate in selecting Participants and in determining the type and amount of their respective Awards. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year.

Section 6.     Stock Subject to Plan

           6.1. Number. Subject to adjustment as provided in Section 6.3, the total number of shares of Stock which may be issued under the Plan shall be 240,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock.

           6.2. Unused Stock; Unexercised Rights. If any shares of Stock covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such Award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such Award, shall again be available for the granting of additional Awards under the Plan to the extent determined to be appropriate by the Committee.

           6.3. Adjustment in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of Awards under the Plan; (b) the number and type of shares of Stock subject to outstanding Awards; and (c) the grant, purchase or exercise price with respect to any Award; provided, however, that the number of shares of Stock subject to any Award payable or denominated in Stock shall always be a whole number. In lieu of the foregoing adjustments, the Committee, if deemed appropriate, may cancel any Award in exchange for a cash payment to the holder of the Award in an amount equal to the fair market value of such Award (as determined by the Committee on a reasonable basis).

Section 7.     Stock Options

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           7.1. Grant of Options. The Committee may grant Options to
Participants at any time. The Committee shall have complete discretion in determining the number, terms and conditions of Options granted to a Participant. The Committee also shall determine whether an option is to be an incentive stock option within the meaning of Code Section 422 or a nonqualified stock option; provided that only employees of the Company and its Subsidiaries may be granted incentive stock options.

           7.2. Incentive Stock Options. Unless otherwise determined by the Committee, incentive stock options: (a) will be exercisable at a purchase price per share of not less than one hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years), after date of grant; (c) will terminate not later than three (3) months after the Participant's termination of employment for any reason other than disability or death; (d) will terminate not later than twelve (12) months after the Participant's termination of employment as a result of a disability (within the meaning of Code Section 424), or death; and (e) will comply in all other respects with the provisions of Code Section 422.

           7.3. Nonqualified Stock Options. Nonqualified stock options will be exercisable at a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Committee. Nonqualified stock options will be exercisable during such periods and shall terminate at such time as the Committee shall determine.

           7.4. Payment. The Committee shall determine the methods and the forms for payment of the purchase price of Options, which may include, but shall not be limited to: (a) delivery of cash or other shares or securities of the Company (either by actual delivery or attestation of ownership) having a then Fair Market Value equal to the purchase price of such shares; or (b) delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker dealer to sell or margin a sufficient portion of the Stock and deliver the sale to sell or margin a sufficient portion of the Stock and deliver the sale or margin loan proceeds directly to the Company to pay the purchase price.

Section 8.      Stock Appreciation Rights

           8.1. Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights to Participants at any time. A stock appreciation right may relate to a specific Option granted under the Plan and may, in such case, relate to all or part of the shares covered by the related Option, or may be granted independently of any Option granted under the Plan. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any stock appreciation right shall be as determined by the Committee, provided that the grant price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

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           8.2. Exercise or Maturity of Stock Appreciation Rights. The Committee
may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate. Unless otherwise determined by the Committee, stock appreciation rights that relate to a specific Option granted under the Plan shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the shares of Stock subject to the relation Options.

           8.3. Effect of Exercise. Upon exercise of any number of stock appreciation rights, the number of shares of Stock subject to any related Option shall be reduced accordingly and such Option shares may not again be subjected to an Option under the Plan. The exercise of any number of Options shall result in an equivalent reduction in the number of shares covered by the related stock appreciation right and such shares may not again be subject to a stock appreciation right under this Plan; provided, however, that if a stock appreciation right was granted for less than all of the shares covered by any related Option, any such reduction shall be made at such time as, and only to the extent that, the number of shares exercised under the related Option exceeds the number of shares not covered by the stock appreciation right.

           8.4. Payment of Stock Appreciation on Right Amount. Subject to the terms of the Plan and any applicable agreement with a Participant, upon exercise or maturity of a stock appreciation right, the holder shall be entitled to receive payment of an amount determined by multiplying:

           (a) the difference between the Fair Market Value of a share of Stock at the date of exercise over the grant price of the stock appreciation right, by

           (b) the number of shares of Stock with respect to which the stock appreciation right is exercised.

Payment may be made in cash, with Stock having a Fair Market Value equal to the amount of the payment, or a combination of cash and Stock, as determined by the Committee.

Section 9.     Restricted Stock

           9.1. Awards. The Committee may issue restricted stock to Participants at any time, with or without payment therefor, as additional compensation, or in lieu of other compensation, for their services to the Company and/or any Affiliate. Restricted stock shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of the Stock and rights of the Company to reacquire such restricted stock upon termination of the Participant's employment or service within specified periods, as prescribed by the Committee.

           9.2. Other Restrictions. Without limitation, the Committee may provide that restricted stock shall be subject to forfeiture if the Company or the Participant fails to achieve certain Performance Goals established by the Committee over a designated period of time. In the event the minimum goal established by the Committee is not achieved at the conclusion of a

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period, all shares of restricted stock shall be forfeited. In the event the maximum goal is achieved, no shares of restricted stock shall be forfeited. Partial achievement of the maximum goal may result in forfeiture corresponding to the degree of non-achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period.

           9.3. Registration. Any restricted stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such restricted stock.

           9.4. Other Rights. Unless otherwise determined by the Committee, during the period of restriction, Participants holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid or made with respect to those shares while they are so held; provided, however, that the Committee may provide in any grant of restricted stock that payment of dividends thereon may be deferred until termination of the period of restriction and may be made subject to the same restrictions regarding forfeiture as apply to such shares of restricted stock. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability, as the shares of restricted stock with respect to which they were paid.

           9.5. Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service of a Participant with the Company (as determined under criteria established by the Committee) for any reason during the applicable period of restriction, all shares of restricted stock still subject to restriction shall be forfeited by the Participant to the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock held by a Participant.

Section 10.      Performance Shares and Performance Units

           10.1. Issuance. The Committee may grant performance shares and performance units to Participants at any time. The Committee shall have complete discretion in determining the number of performance units and performance shares granted to a Participant.

           10.2. Performance Shares. The Committee may grant performance shares that the Participant may earn in whole or in part if the Company and/or the Participant achieves certain Performance Goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but in any event not more that three (3) years. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no delivery of Stock shall be made to the Participant. In the event the maximum goal is achieved, one hundred percent (100%) of the Stock shall be delivered to the Participant. Partial

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achievement of the maximum goal may result in a delivery corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. The Committee shall have the discretion to satisfy an obligation to deliver a Participant's performance shares by delivery of less than the number of shares earned together with a cash payment equal to the then Fair Market Value of the shares not delivered. The number of shares of Stock reserved for issuance under the Plan shall be reduced only by the number of shares actually delivered in respect of earned performance shares. At the time of making an Award of performance shares, the Committee shall set forth the consequences of the termination of a Participant's employment or service with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance shares are awarded.

           10.3. Performance Units. The Committee may grant performance units to a Participant at any time. Performance Units shall consist of monetary units that the Participant may earn in whole or in part if the Company and/or the Participant achieves certain Performance goals established by the Committee over a designated period of time consisting of one or more full fiscal years of the Company, but in any event not more than three (3) years. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, no payment shall be made to the Participant. In the event the maximum goal is achieved, one hundred percent (100%) of the monetary value of the performance units shall be paid to the Participant. Partial achievement of the maximum goals may result in a payment corresponding to the degree of achievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period. Payment of a performance unit earned may be in cash or in shares of Stock or in a combination of both, as the Committee in its sole discretion determines. The number of shares of Stock reserved for issuance under this Plan shall be reduced only by the number of shares delivered in payment of performance units. At the time of making an Award of performance units, the Committee shall set forth the consequences of the termination of a Participant's employment with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance units are awarded.

Section 11.    Bonus Shares

         The Committee may (i) provide Participants the opportunity to elect to receive shares of Stock in lieu of all or any portion of any cash bonuses under the Company's incentive compensation programs and/or increases in base compensation and/or (ii) grant shares of Stock to Participants as a Stock bonus.

Section 12.    Other Awards

           12.1. Other Stock-Based Awards. Other Awards, valued in whole or in part by reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine.

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           12.2. Other Benefits. The Committee shall have the right to provide types of benefits under the Plan in addition to those specifically listed, if the Committee believes that such benefits would further the purposes for which the Plan was established.

Section 13.    Conditions of Awards

           13.1. Non-Transferability. Each Award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that the Committee may, in its discretion, authorize all or a portion of any Option to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) other persons or entities permitted by the Committee; provided that (x) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except those occasioned by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified herein.

           13.2. Award Agreement. Each Award granted by the Committee shall be evidenced by a written award agreement in such form as is determined by the Committee. The Award agreement shall include the terms and conditions of the Award, including but not limited to, the type of Award, the number of shares of Stock covered by the Award, the purchase or grant price of the Award, and the term of the Award. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom the Award was granted shall have executed an Award agreement.

           13.3. Issuance of Stock. Shares of Stock issued under the Plan may not be sold or otherwise disposed of except: (a) pursuant to an effective registration statement under the Act, or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (b) in compliance with state securities laws. Further, as a condition to issuance of shares of Stock under the Plan, the Participant, his beneficiary or his heirs, legatees or legal representatives, as the case may be, shall execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and conditions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of Stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Administrator determines that such restrictions afford no substantial benefit to the Company.

           13.4. Additional Restrictions; Legends. All shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities

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laws, and the Committee may cause a legend or legends to be put on any certificates for stock to make appropriate references to such restrictions.

           13.5. General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any payment unless such delivery or payment would company with all applicable laws and the applicable requirements of any securities exchange or similar entity. The Company reserves the right to restrict, in whole or in part, the delivery of Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Stock, their registration, qualification or listing or an exemption from registration, qualification or listing.

Section 14.    Rights of Employees

         Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

Section 15.    Change of Control

           15.1. Substitution of Assumption of Awards. In the event of a Change of Control, the surviving or acquiring corporation or entity may elect to continue or assume the Awards granted under the Plan, or may issue substitute or replacement awards under a plan of such corporation or entity (or a parent or subsidiary thereof) which contains similar terms and conditions of those Awards being replaced. In such case, the Committee may require the amendment or cancellation of the Awards to the extent it deems necessary or desirable to effectuate the continuation, assumption or substitution of such Awards.

           15.2. Effect of Change of Control. The Committee, as constituted before a Change of Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in Control: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; or (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control.

           15.3. Amendment or Rescission. The Committee may, in its sole and absolute discretion, retroactively amend, modify or rescind the provisions of this Section 15 if it determines that the operation of this Section 15 may prevent a transaction in which the Company or any Affiliate is a party from being accounted for on a pooling of interests basis.

Section 16.    Amendment, Modification and Termination of Plan and Awards

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           16.1. Term of the Plan. Unless terminated earlier by the Board under
Section 16.2, no Award shall be granted under the Plan after December 31, 2010.

           16.2. Amendments and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by: (a) the Code or any rule promulgated thereunder; (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock therein); or (c) any other local, state or federal law deemed applicable by the Committee. To the extent permitted by applicable law, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board.

           16.3. Amendment of Award Agreements. The Committee may amend any Award agreement; provided that any amendment which would adversely affect the rights of the affected Participant under his or her Award shall not be effective without the Participant's written consent, except to the extent the Plan reserves to the Committee the right to amend, alter or cancel such Award, or to the extent so provided in any Award agreement.

Section 17.    Liability Limited;  Indemnification

           17.1. Limited Liability. To the maximum extent permitted by Delaware law, neither the Company, the Board, the Committee nor any of their members, shall be liable for any action or determination made with respect to the Plan.

           17.2. Indemnification. In addition to such other rights of indemnification that they may have, the members of the Board and the Committee shall be indemnified by the Company to the maximum extent permitted by Delaware law against any and all liabilities and expenses incurred in connection with their service in such capacity.

18.        Miscellaneous

           18.1. Headings. The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

           18.2. Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws of any jurisdiction.

           18.3. Notices. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if delivered or mailed, addressed to the Participant at the address contained in the records of the Company or to the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182.

           18.4. Creditors. The interests of any Participant under the Plan or any agreement entered into hereunder are not subject to the claims or creditors and may not, in any way, be assigned, alienated or encumbered.

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

           18.5. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to the withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

           18.6. Stock Withholding. With respect to withholding required upon the exercise of nonqualified stock options, or upon the lapse of restrictions on restricted stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on Fair Market Value of the shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

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